Debt and Capital	12 Months Ended
Dec. 31, 2024
Text Block [abstract]
Debt and Capital
In this section

This section addresses cash, debt and the capital position of the Group at the end of the reporting period including, where applicable, the accounting policies applied and the key estimates and judgements made.

C.	Debt and capital
C.1	Cash and cash equivalents	Page F-42
C.2	Interest-bearing liabilities and financing facilities	Page F-43
C.3	Contributed equity	Page F-45
C.4	Other reserves	Page F-46
Key financial and capital risks in this section

Capital risk management
Group Treasury is responsible for the Group’s capital management including cash, debt and equity. Capital management is undertaken to ensure that a secure, cost-effective and flexible supply of funds is available to meet the Group’s operating and capital expenditure requirements. A stable capital base is maintained from which the Group can pursue its growth aspirations, whilst maintaining a flexible capital structure that allows access to a range of debt and equity markets to both draw upon and repay capital.
The Dividend Reinvestment Plan (DRP) was approved by shareholders at the Annual General Meeting in 2003 for activation as required to fund future growth. The DRP was reactivated in 2019 and suspended by the Board of Directors on 27 February 2023.
A range of financial metrics are monitored, including gearing and cash flow leverage, and Treasury policy breaches and exceptions.
Liquidity risk management
Liquidity risk arises from the financial liabilities of the Group and the Group’s subsequent ability to meet its obligations to repay financial liabilities as and when they fall due. The liquidity position of the Group is managed to ensure sufficient liquid funds are available to meet its financial commitments in a timely and cost-effective manner.
The Group’s liquidity is continually reviewed, including cash flow forecasts to determine the forecast liquidity position and maintain appropriate liquidity levels. At 31 December 2024, the Group had a total of $6,723 million (2023: $7,790 million) of available undrawn facilities and cash at its disposal. The maturity profile of interest-bearing liabilities is disclosed in Note C.2, trade and other payables are disclosed in Note D.4 and lease liabilities are disclosed in Note D.7. Financing facilities available to the Group are disclosed in Note C.2.
Interest rate risk management
Interest rate risk is the risk that the Group’s financial position will fluctuate due to changes in market interest rates
.
The Group’s exposure to the risk of changes in market interest rates relates primarily to financial instruments with floating interest rates including long-term debt obligations, cash and short-term deposits. The Group manages its interest rate risk by maintaining an appropriate mix of fixed and floating rate debt. To manage the ratio of fixed rate debt to floating rate debt, the Group may enter into interest rate swaps. The Group holds interest rate swaps to hedge the interest rate risk associated with the $600 million syndicated facility. Refer to Notes C.2 and D.6 for further details.
At the reporting date, the Group was exposed to various benchmark interest rates that were not designated in cash flow hedges, primarily through $3,923 million (2023: $1,605 million) on cash and cash equivalents

and
$
3,150
million
(2023:

nil) on interest-bearing liabilities (excluding transaction costs)
.
A reasonably possible change in the Secured Overnight Financing Rate (SOFR)
(+2.0%/-2.0%
(2023:
+2.0%/-2.0%)),
with all variables held constant, would not have a material impact on the Group’s equity or the income statement in the current period.